Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Novation of West Gemini
On July 1, 2022, we novated the remaining term of the current West Gemini contract with Total Energies in Angola to our Sonadrill joint venture. Seadrill will continue to manage the rig on behalf of Sonadrill.
Non-binding offer received for purchase of jackup rigs
On August 31, 2022, Seadrill announced that it had received a non-binding proposal for the acquisition of the legal entities that own and operate seven jackup rigs (AOD I, AOD II, AOD III, West Callisto, West Ariel, West Cressida and West Leda). The total consideration in a potential sale is expected to be in the range of $645 million to $700 million, inclusive of acquisition consideration and reimbursement for net reactivation, project and mobilization costs. Seadrill is currently considering the proposal and has not entered into any definitive agreements. There can be no assurances that the potential sale will be completed.